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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (date of earliest event reported): December 15, 1998

     Commission file number 0-8485

                            Grip Technologies, Inc.
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             (Exact name of Registrant as specified in its charter)


          California                                     95-1980894
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 (State or other jurisdiction                          (I.R.S. Employer
of incorporation or organization)                     Identification No.)


     10 Corporate Park, Suite 130
         Irvine, California                                 92606
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(Address of principal executive offices)                  (Zip Code)


                                 (949) 252-8500
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              (Registrant's telephone number, including area code)



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   (Former name, former address and former fiscal year, if changed since last report)

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Item 5.   Other Events

          The filing date for Registrant's Form 10-Q for its first fiscal quarter ended October 31, 1998 was December 15, 1998. Registrant did not file its Form 10-Q on that date and there will be further delays in the filing of Registrant's Form 10-Q for the reasons stated herein. In addition, Registrant has not filed its Form 10-K for its fiscal year ended July 31, 1998. Reference is made to Registrant's Form 8-K, dated November 20, 1998, which is incorporated herein by this reference regarding the reasons for the delay in filing Registrant's Form 10-K.

          Registrant is still negotiating with an investor group regarding a proposed interim bridge financing totaling approximately $450,000. It is unlikely that this financing will be finalized and funded before early to mid January 1999. Registrant has received verbal commitments regarding the bridge financing, although no assurances can be given that the negotiations regarding the financing will be successfully concluded or that the terms and conditions for the financing will be acceptable to Registrant. One of the uses of proceeds from this financing will be to pay for the annual audit for the fiscal year ended July 31, 1998. Completion of the audit should enable Registrant to complete and file its past-due Form 10-K and, thereafter, to complete and file its Form 10-Q for its first fiscal quarter ended October 31, 1998.

          Registrant's golf grip sale business continues to be adversely affected by the decline in sales of many major golf equipment manufacturers and the negative trends in the golf equipment business generally. In spite of these trends, Registrant is negotiating sales orders from new major OEMs and is in the early stages of production for some of these customers.

          Registrant recently initiated negotiations with an international distributor for its "E-Z Grips," which negotiations looks promising, but no definitive agreement has been executed. The prospective international distributor is also interested in obtaining distribution rights in Asia and Australia with regard to Registrant's glove technology and has indicated a willingness to introduce the glove technology for private labeling to a major sports manufacturing company.

          Domestic sales of "E-Z Grips" continue to lag behind management's projections. Registrant remains confident that "E-Z Grips" will be a viable and commercially successful product, but development of product identification and recognition is taking much longer than anticipated, resulting in lower than
anticipated sales.   The commercial for "E-Z Grips" featuring Gary McCord, a
well-recognized golf announcer, began airing on the Golf Channel in early December. The initial responses have been very encouraging, although it is too soon to make any predictions on future sales.

          Registrant continues to implement its cost-savings contingency plan, including subleasing of most of Registrant's corporate offices which will immediately and significantly reduce Registrant's rent expense. However, Registrant continues to experience severe liquidity problems and is monitoring its short-term payables and carefully marshaling its funds to pay critical vendors and suppliers.

          This report includes statements which may be forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties which could cause actual results to differ materially from the forward-looking statements, including, but not limited to, risks related to the golf equipment business in general and market acceptance of Registrant's products in particular; liquidity issues and constraints affecting

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Registrant; seasonality of the golf equipment business; Registrant's dependence on a few major customers; scheduling, deliver and cost of tooling; use of third party manufacturers and suppliers; supply delays; and other factors detailed in Registrant's other periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Registrant undertakes no obligation to republish forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GRIP TECHNOLOGIES, INC.
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                                                        (Registrant)


  Date: December 15, 1998                           /s/ Sam G. Lindsay
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                                                     Sam G. Lindsay
                                                      President and
                                                 Chief Executive Officer

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